UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2011
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     On June 14, 2011, Mad Catz Interactive, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal fourth quarter and year ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
     The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 13, 2011, the Board of Directors of the Company appointed Allyson Evans as the Company’s Chief Financial Officer effective immediately. Ms. Evans, 42, was appointed Interim Chief Financial Officer in September 2010 and previously served as Corporate Controller since joining the Company in December 2008. Prior to joining the Company, Ms. Evans was Senior Vice President of Finance at Intralinks, Inc. from December 2006 through November 2008, and Chief Financial Officer of Merisel, Inc. from April 2005 through May 2006. She also held various other finance-related positions at Merisel, Inc. beginning in April 1998. From 1995 to 1998, Ms. Evans was employed by the accounting firm of Deloitte & Touche, LLP, where she held the positions of staff accountant and senior accountant. As Chief Financial Officer of the Company, Ms. Evans’ base salary has been increased to $250,000. There is no arrangement or understanding between Ms. Evans and any other person, pursuant to which Ms. Evans was appointed the Company’s Chief Financial Officer. Ms. Evans is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.
     On June 13, 2011, the Board of Directors of the Company approved one-time discretionary bonus awards to the Company’s executive officers based on the Company’s performance during fiscal year ended March 31, 2011. The bonuses were paid from a bonus pool accrued during fiscal 2011 and from which bonuses to other employees of the Company were also paid. The bonuses are in addition to the bonuses earned under the performance bonus plan that was previously approved and reported. The bonuses to the Company’s executive officers were in the following amounts: Darren Richardson: $246,580; Allyson Evans: $142,913; Brian Andersen: $130,779; and Whitney Peterson: $160,316.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

99.1	Press Release, dated June 14, 2011, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Allyson Evans
		Name:	Allyson Evans
Its: Chief Financial Officer